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                                                                EXHIBIT 10.19(3)


                                AMENDMENT NO. 3

                                    TO THE

                      UPS QUALIFIED STOCK OWNERSHIP PLAN

                              AND TRUST AGREEMENT

                      (Effective as of November 15, 1999)


     WHEREAS, United Parcel Service of America, Inc. and certain of its affiliated companies established the UPS Qualified Stock Ownership Plan and Trust ("Plan") effective as of January 1, 1998 to provide their eligible employees with a matching contribution invested in the common stock of UPS ("UPS Stock") and to permit eligible employees to transfer amounts from the UPS Savings Plan to the Plan for the purpose of investing in UPS Stock;

     WHEREAS, on November 15, 1999, United Parcel Service of America, Inc. ("Old UPS") merged into one of its subsidiaries and, as a result, became a subsidiary of United Parcel Service, Inc. ("New UPS");

     WHEREAS, pursuant to the terms of the merger, each share of UPS Stock held under the Plan was exchanged for two shares of the Class A common stock of New UPS, and each shareholder's interest in Class A common stock was divided as evenly as possible between Class A-1, Class A-2 and Class A-3 common stock of New UPS;

     WHEREAS, following the merger, New UPS has announced a cash tender offer to buy Class A-1 common stock of New UPS; and

     WHEREAS, it is desired to amend the Plan to reflect the merger and to facilitate the tender offer.

     NOW THEREFORE, pursuant to the authority vested in the Board by Section
12.1 of the Plan, the UPS Qualified Stock Ownership Plan is hereby amended as follows effective as of November 15, 1999:

1.   Section 1.28 is hereby amended to read as follows:

     Section 1.28  Fair Market Value - means
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     (a)  for any asset other than UPS Stock, the fair market value of that asset as determined by the Trustee;
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     (b)   for UPS Stock,

           (1) the fair market value of a share of the Class B common stock of United Parcel, Inc. ("Class B Stock"), as determined in accordance with the following provisions:

               (i) if shares of Class B Stock are listed on any established stock exchange or a national market system, the reported closing price for a share of Class B Stock as reported by such stock exchange or national market system with respect to its normal trading session or such other source as the Board deems reliable; or

               (ii) if shares of Class B Stock are not listed on any established stock exchange or a national market system, the fair market value of a share of Class B Stock as determined by the Board in its sole and absolute discretion; and

           (2) at any time after the ESOP feature is activated, the fair market value as determined by an "independent appraiser" (as described in Code (S) 401(a)(28)) appointed by the Committee for that purpose.


2.    Section 1.57, UPS Stock, is hereby amended to read as follows:
                    ---------

      Section 1.57  UPS Stock -  means the Class A common stock of United Parcel
                    -----------
      Service, Inc. (including Class A-1, Class A-2 and Class A-3) and other securities of United Parcel Service, Inc. or an Affiliate that meet the definition of "employer securities" under Code (S) 409(l) or ERISA (S) 407.


3. The Plan is hereby amended to delete all references to the UPS Stock Trust, accordingly:

     (a) Article I is hereby amended to delete the definition of UPS Stock Trust set forth in Section 1.58 and to renumber the subsequent paragraph (currently Section 1.59 Valuation Date) so that it is
                                             --------------
           numbered Section 1.58 Valuation Date;
           --------------

     (b)   Section 8.8, Distribution of UPS Stock or Cash; is hereby amended to
                        ---------------------------------
           delete the last sentence thereof;

     (c)   Section 8.9(d), Continuation of Rights, is hereby amended to delete
                           ----------------------
           the parenthetical in the last sentence thereof; and
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     (d)  Section 8.13(b)(5)(c), regarding eligible rollover distributions, is hereby amended to delete the phrase "the custodian or trustee of which agrees to be bound by the terms of the UPS Stock Trust" from the last sentence thereof.


4.  Article VI is hereby amended to add a new Section 6.7 that reads as follows:

     Section 6.7  Account Adjustments to Reflect November 15, 1999 Merger.  Each
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     Account shall be adjusted in an equitable manner as directed by the
     Committee to reflect the stock received by the Plan in connection with the merger described in the proxy statement/prospectus to the shareowners of United Parcel Service of America, Inc. dated September 22, 1999.


5. Section 8.8 is hereby amended to add the following sentence to the end thereof:

     If there is more than one class of UPS Stock allocated to an Account, any UPS Stock distributed from such Account and any UPS Stock sold to distribute cash from such Account shall be taken equally from the shares of each such class allocated to such Account in accordance with the procedures developed by the Committee, which shall reflect appropriate adjustments for shares of any class sold from such Account in any tender offer.


6. Section 8.10 is hereby amended to add the following sentence to the end thereof:

     If there is more than one class of UPS Stock allocated to an Account, any UPS Stock sold to effect such transfer shall be taken equally from the shares of each such class allocated to such Account in accordance with procedures developed by the Committee, which shall reflect appropriate adjustments for shares of any class sold from such Account in any tender offer.


7. Section 8.11 is hereby amended to add the following sentence to the end thereof:

     If there is more than one class of UPS Stock allocated to an Account, any UPS Stock sold to effect such transfer shall be taken equally from the shares of each such class allocated to such Account in accordance with procedures developed by the Committee, which shall reflect appropriate adjustments for shares of any class sold from such Account in any tender offer.

8. Section 8.12 (a) is hereby amended to add the following sentence to the end thereof:

     In no event shall an automatic transfer of the proceeds of a tender offer to the Savings Plan as described in Section 9.12 (a)(2) be treated as a transfer from this
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     Plan to the Savings Plan for the purpose of the one year restriction described in this Section 8.12 (a).


9.  Section 9.12(a) hereby is amended

    (a)  to add new paragraphs (3) and (4) as follows:

          (3) February 4, 2000 Tender Offer.  Notwithstanding any contrary
              -----------------------------
          provision, paragraph (2) of this Section 9.12(a) will not apply and this paragraph (3) will apply with respect to the tender offer by United Parcel Service, Inc. for shares of Class A-1 common stock of United Parcel Service, Inc. ("Class A-1 Shares") dated February 4, 2000 (the "February 2000 Tender"). For purposes of this paragraph
          (3), a "Tender Participant" means each Participant or Beneficiary who would be entitled to tender whole Class A-1 Shares allocated to his or her Account in accordance with the terms of the February 2000 Tender if such Class A-1 Shares were owned directly by such Participant or Beneficiary and the Class A-1 Shares allocated to his or her Account were the only Class A-1 Shares owned by such Participant or Beneficiary. Each Tender Participant will be entitled to instruct the Trustee as to whether to tender whole Class A-1 Shares allocated to his or her Account and such whole shares will be tendered or not tendered by the Trustee in accordance with such instructions. The failure to give a timely direction to tender by Tender Participant with respect to Class A-1 Shares allocated to his or her Account is deemed to be a direction not to tender. Accordingly, any whole Class A-1 Shares allocated to the Account of a Tender Participant with respect to which no direction is received by the Trustee in a timely manner will not be tendered. Fractional shares allocated to an Account and shares allocated to the Account of a Participant or Beneficiary other than a Tender Participant will not be tendered.

          (4) Proceeds of Tender Offer.  Notwithstanding the requirements set
              ------------------------
          forth in Section 8.10, the proceeds of the tender of any shares of UPS Stock allocated to the Account of a Participant or Beneficiary shall be automatically transferred to an account for the benefit of such Participant or Beneficiary under the Savings Plan.

     and

     (b) to renumber paragraph (3) (as in effect before this Amendment No. 3) as paragraph (5) and amend such new paragraph (5) to read as follows:

          (5)  Communication.  The Trustee will (in an appropriate and timely
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          manner) furnish, or cause to be furnished, to Participants and
          Beneficiaries who are entitled to direct the Trustee whether to tender the shares of UPS
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          Stock allocated to his or her Account with the same information and notices as are furnished to other shareholders who are entitled to vote or entitled to tender regarding the matters to be voted upon or the tender offer and will provide them with adequate opportunity to deliver their instructions to the Trustee. The Trustee in its discretion will determine the manner in which instructions with respect to the voting or tender of UPS Stock will be given and any such instructions will be confidential.


     IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action by its Board of Directors dated February 15, 2000, has caused this Amendment No. 3 to be adopted.


ATTEST:                             UNITED PARCEL SERVICE OF
                                    AMERICA, INC.

/s/ Joseph R. Moderow               /s/ James P. Kelly
_________________________           __________________________
Joseph R. Moderow                   James P. Kelly
Secretary                           Chairman